UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06490

Dreyfus Premier Investment Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/2017

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus Large Cap Equity Fund

Dreyfus Large Cap Growth Fund

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus Large Cap Equity Fund

ANNUAL REPORT December 31, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Large Cap Equity Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Large Cap Equity Fund, covering the 12-month period from January 1, 2017 through December 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced modestly positive results during 2017. Financial markets early in the year were dominated by the inauguration of a new U.S. president, as equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies. U.S. and international stocks continued to rally in the spring as corporate earnings grew and global economic conditions improved. Later in the year, the passage of tax reform legislation fueled additional stock market gains.

Despite three short-term interest rate hikes and concerns early in the year that inflation might accelerate in a growing economy, bonds generally produced positive total returns in 2017. Corporate-backed securities and municipal bonds fared particularly well.

The markets’ strong performance last year was supported by solid underlying fundamentals, including sustained economic growth, a robust labor market, and low inflation. We currently expect these favorable conditions to persist in 2018, but we remain watchful for economic and political developments that could negatively impact the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
January 16, 2018

2

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2017 through December 31, 2017, as provided by Irene D. O’Neill, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended December 31, 2017, Dreyfus Large Cap Equity Fund’s Class A shares achieved a total return of 24.55%, Class C shares returned 23.71%, Class I shares returned 24.95%, and Class Y shares returned 25.04%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, provided a total return of 21.82% for the same period.2

Stocks gained considerable ground amid better-than-expected corporate earnings, improved economic conditions, and expectations of more stimulative U.S. government policies. Strong stock selections across a variety of market sectors enabled the fund to outperform the Index.

The Fund’s Investment Approach

The fund seeks to provide long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-capitalization companies (those with market capitalizations of $5 billion or more at the time of purchase).

The fund invests primarily in large, established companies that we believe have proven track records and the potential for superior relative earnings growth. The investment process begins with a top-down assessment of broad economic, political, and social trends and their implications for different market and industry sectors. Using a bottom-up approach, fundamental research is used to identify companies that we believe offer one or more of the following characteristics: earnings power unrecognized by the market, sustainable revenue and cash flow growth, positive operational and/or financial catalysts, attractive relative value versus history and peers, and strong or improving financial condition.

Rising Corporate Earnings Drove Markets Higher

Equity markets were reenergized in the weeks before the start of 2017 in anticipation of a new presidential administration’s more business-friendly policies, which were expected to stimulate greater economic growth. In early 2017, better-than-expected corporate earnings and encouraging global economic developments drove the Index to a series of new highs. Later in the year, the market continued to rise as investors looked forward to the passage of federal tax-reform legislation.

In addition, the market’s advance was supported throughout the year by well-telegraphed shifts in monetary policy. Although rising interest rates historically have tended to undermine investor sentiment toward stocks, the Federal Reserve Board’s gradual approach to raising short-term interest rates was received calmly by investors, who focused more on improving business conditions. In this environment, large-cap stocks produced higher

3

DISCUSSION OF FUND PERFORMANCE (continued)

returns than their small- and mid-cap counterparts, and growth stocks substantially outperformed value-oriented stocks.

Security Selections Drove Relative Performance

The fund achieved strongly positive results across a variety of market sectors. Most notably, relative performance in the information technology sector was bolstered by companies benefiting from positive secular trends. Semiconductor companies Micron Technology, Broadcom, Taiwan Semiconductor Manufacturing, and NVIDIA responded positively to robust demand for new technologies in a consolidating industry. Internet services providers Facebook and Alphabet achieved strong earnings stemming from organic growth. Software developers Adobe Systems, Splunk, salesforce.com, and Electronic Arts successfully transitioned to an Internet-based distribution model. In addition, the fund successfully avoided many of the sector’s weaker communications equipment manufacturers and IT services providers.

The fund fared well in the industrials sector, where it held no exposure to lagging conglomerate General Electric. Instead, the fund emphasized stronger performers such as railroad company CSX, where a new management team improved operational efficiencies. Illinois Tool Works and Honeywell International reported solid financial results after restructuring their operations. Among consumer discretionary companies, the fund benefited from overweighted exposure to Internet retailer Amazon.com and underweighted positions in brick-and-mortar retailers as more consumers turned to online shopping. In addition, casual dining chain Panera Bread was acquired at a premium to its stock price at the time. Successful stock picks in the financials sector included Ally Financial, where deposits grew in an improved credit environment; Bank of America and Charles Schwab, which benefited from rising interest rates; and Intercontinental Exchange, which advanced amid expanding futures trading volumes.

Disappointments proved relatively mild during 2017. In the lagging energy sector, Nabors Industries was hurt by low oil prices. Among pharmaceutical firms in the health care sector, Allergan encountered investor concerns regarding potential generic competition, TESARO trailed market averages when expected mergers-and-acquisitions activity did not materialize, and Celgene received disappointing results from clinical trials of a new product.

Positioned for Continued Growth

We are optimistic that the U.S. economy will continue to expand in 2018, and that corporate earnings will continue to grow. However, in the wake of 2017’s robust stock market returns, market gains may be more modest over the months ahead. Therefore, we currently intend to maintain the fund’s focus on companies that we believe can deliver organic growth independent of economic developments. As of year-end, we have identified an ample number of opportunities in the information technology and energy sectors. In contrast, the

4

fund holds underweighted exposure to the health care, real estate, utilities, and telecommunication services sectors.

January 16, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on the redemption of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement through May 1, 2018, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Large Cap Equity Fund Class A shares, Class C shares, Class I shares, and Class Y shares and the S&P 500® Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class C shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 9/13/08 (the inception date for Class C shares), not reflecting the applicable sales charges for Class A shares.

 The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Large Cap Equity Fund on 12/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 12/31/17
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	8/10/92	17.40%	14.36%	5.22%
without sales charge	8/10/92	24.55%	15.71%	5.84%
Class C shares
with applicable redemption charge †	9/13/08	22.71%	14.83%	5.52%††
without redemption	9/13/08	23.71%	14.83%	5.52%††
Class I shares	8/10/92	24.95%	16.10%	6.62%
Class Y shares	10/01/15	25.04%	16.12%††	6.63%††
S&P 500® Index		21.82%	15.78%	8.49%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class C shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 9/13/08 (the inception date for Class C shares), not reflecting the applicable sales charges for Class A shares.

The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Large Cap Equity Fund from July 1, 2017 to December 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.83	$9.61	$4.23	$4.02
Ending value (after expenses)	$1,121.60	$1,117.80	$1,123.50	$1,123.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.55	$9.15	$4.02	$3.82
Ending value (after expenses)	$1,019.71	$1,016.13	$1,021.22	$1,021.42

† Expenses are equal to the fund’s annualized expense ratio of 1.09% for Class A, 1.80% for Class C, .79% for Class I and .75% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
December 31, 2017

Description	Shares		Value ($)
Common Stocks - 99.5%
Banks - 4.7%
Bank of America	441,420		13,030,718
JPMorgan Chase & Co.	94,544		10,110,535
SVB Financial Group	22,877	[a]	5,347,956
			28,489,209
Capital Goods - 8.6%
3M	29,689		6,987,900
Deere & Co.	51,843		8,113,948
Eaton	71,070		5,615,241
Honeywell International	66,973		10,270,979
Illinois Tool Works	70,390		11,744,571
Ingersoll-Rand	108,030		9,635,196
			52,367,835
Consumer Durables & Apparel - .6%
NIKE, Cl. B	54,834		3,429,867
Consumer Services - 2.7%
Starbucks	149,640		8,593,825
Yum! Brands	91,650		7,479,557
			16,073,382
Diversified Financials - 8.1%
Ally Financial	345,080		10,062,533
Charles Schwab	210,260		10,801,056
Intercontinental Exchange	84,230		5,943,269
Invesco	236,666		8,647,776
Synchrony Financial	181,010		6,988,796
Voya Financial	135,630		6,709,616
			49,153,046
Energy - 7.7%
Andeavor	61,247		7,002,982
Chevron	44,599		5,583,349
Exxon Mobil	99,250		8,301,270
Halliburton	132,400		6,470,388
Pioneer Natural Resources	33,290		5,754,177
Schlumberger	48,670		3,279,871
Targa Resources	67,860	[b]	3,285,781
Valero Energy	79,110		7,271,000
			46,948,818
Food & Staples Retailing - 1.2%
Costco Wholesale	39,339		7,321,775
Food, Beverage & Tobacco - 6.4%
Constellation Brands, Cl. A	39,649		9,062,572
Mondelez International, Cl. A	189,528		8,111,798

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.5% (continued)
Food, Beverage & Tobacco - 6.4% (continued)
Monster Beverage	119,737	[a]	7,578,155
PepsiCo	56,042		6,720,557
Philip Morris International	70,271		7,424,131
			38,897,213
Health Care Equipment & Services - 5.2%
Abbott Laboratories	140,160		7,998,931
Align Technology	31,304	[a]	6,955,436
Hill-Rom Holdings	35,110		2,959,422
UnitedHealth Group	61,390		13,534,039
			31,447,828
Household & Personal Products - .9%
Procter & Gamble	57,175		5,253,239
Insurance - 1.2%
Hartford Financial Services Group	130,960		7,370,429
Materials - 3.3%
Celanese, Ser. A	72,941		7,810,522
DowDuPont	101,080		7,198,918
Nucor	77,790		4,945,888
			19,955,328
Media - 4.0%
Comcast, Cl. A	269,772		10,804,369
Twenty-First Century Fox, Cl. A	172,887		5,969,788
Walt Disney	68,037		7,314,658
			24,088,815
Pharmaceuticals, Biotechnology & Life Sciences - 7.8%
AbbVie	46,240		4,471,870
Agilent Technologies	97,981		6,561,788
Alexion Pharmaceuticals	28,938	[a]	3,460,695
Allergan	25,793		4,219,219
Bristol-Myers Squibb	68,230		4,181,134
Celgene	35,900	[a]	3,746,524
Eli Lilly & Co.	40,607		3,429,667
Incyte	22,491	[a]	2,130,123
Johnson & Johnson	47,347		6,615,323
Merck & Co.	86,950		4,892,677
Pfizer	103,778		3,758,839
			47,467,859
Real Estate - 2.3%
American Tower	48,347	[c]	6,897,666
Equinix	12,045	[c]	5,459,035
Kimco Realty	82,630	[c]	1,499,735
			13,856,436

10

Description	Shares		Value ($)
Common Stocks - 99.5% (continued)
Retailing - 5.1%
Amazon.com	16,923	[a]	19,790,941
Home Depot	59,887		11,350,383
			31,141,324
Semiconductors & Semiconductor Equipment - 6.7%
Broadcom	27,180		6,982,542
Lam Research	45,074		8,296,771
Micron Technology	62,961	[a]	2,588,956
NVIDIA	82,427		15,949,624
Taiwan Semiconductor Manufacturing, ADR	171,999		6,819,760
			40,637,653
Software & Services - 15.2%
Adobe Systems	77,878	[a]	13,647,341
Alphabet, Cl. A	16,080	[a]	16,938,672
Electronic Arts	73,992	[a]	7,773,600
Facebook, Cl. A	84,963	[a]	14,992,571
Microsoft	46,720		3,996,429
salesforce.com	82,547	[a]	8,438,780
Splunk	105,950	[a,b]	8,776,898
Vantiv, Cl. A	87,310	[a,b]	6,421,651
Visa, Cl. A	95,821		10,925,510
			91,911,452
Technology Hardware & Equipment - 3.2%
Apple	68,522		11,595,978
Corning	242,808		7,767,428
			19,363,406
Telecommunication Services - 2.3%
AT&T	171,464		6,666,520
T-Mobile US	112,093	[a]	7,119,026
			13,785,546
Transportation - 1.4%
CSX	152,140		8,369,221
Utilities - .9%
Exelon	142,550		5,617,896
Total Common Stocks (cost $406,666,346)			602,947,577

Other Investment - .4%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,208,568)	2,208,568	[d]	2,208,568

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .8%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $5,214,457)	5,214,457	[d]	5,214,457
Total Investments (cost $414,089,371)	100.7%		610,370,602
Liabilities, Less Cash and Receivables	(.7%)		(4,494,420)
Net Assets	100.0%		605,876,182

ADR—American Depository Receipt

aNon-income producing security.

bSecurity, or portion thereof, on loan. At December 31, 2017, the value of the fund’s securities on loan was $11,493,059 and the value of the collateral held by the fund was $11,746,663, consisting of cash collateral of $5,214,457 and U.S. Government & Agency securities valued at $6,532,206.

cInvestment in real estate investment trust.

dInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	15.2
Capital Goods	8.6
Diversified Financials	8.1
Pharmaceuticals, Biotechnology & Life Sciences	7.8
Energy	7.7
Semiconductors & Semiconductor Equipment	6.7
Food, Beverage & Tobacco	6.4
Health Care Equipment & Services	5.2
Retailing	5.1
Banks	4.7
Media	4.0
Materials	3.3
Technology Hardware & Equipment	3.2
Consumer Services	2.7
Real Estate	2.3
Telecommunication Services	2.3
Transportation	1.4
Money Market Investments	1.2
Insurance	1.2
Food & Staples Retailing	1.2
Utilities	.9
Household & Personal Products	.9
Consumer Durables & Apparel	.6
100.7

† Based on net assets.

See notes to financial statements.

12

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 12/31/16 ($)	Purchases ($)	Sales ($)	Value 12/31/17 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	4,869,948	63,090,267	62,745,758	5,214,457.8		—
Dreyfus Institutional Preferred Government Plus Money Market Fund	5,336,954	68,690,918	71,819,304	2,208,568.4		22,794
Total	10,206,902	131,781,185	134,565,062	7,423,025	1.2	22,794

13

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $11,493,059)—Note 1(b):
Unaffiliated issuers	406,666,346	602,947,577
Affiliated issuers	7,423,025	7,423,025
Cash		534,168
Dividends and securities lending income receivable		535,792
Receivable for shares of Common Stock subscribed		283,886
Prepaid expenses		26,704
		611,751,152
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		390,982
Liability for securities on loan—Note 1(b)		5,214,457
Payable for shares of Common Stock redeemed		202,838
Accrued expenses		66,693
		5,874,970
Net Assets ($)		605,876,182
Composition of Net Assets ($):
Paid-in capital		400,456,805
Accumulated undistributed investment income—net		283,855
Accumulated net realized gain (loss) on investments		8,854,291
Accumulated net unrealized appreciation (depreciation) on investments		196,281,231
Net Assets ($)		605,876,182

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	4,220,265	227,474	49,474,679	551,953,764
Shares Outstanding	206,554	11,012	2,294,052	25,605,944
Net Asset Value Per Share ($)	20.43	20.66	21.57	21.56

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income ($):
Income:
Cash dividends (net of $42,438 foreign taxes withheld at source):
Unaffiliated issuers	8,854,485
Affiliated issuers	22,794
Income from securities lending—Note 1(b)	14,118
Total Income	8,891,397
Expenses:
Management fee—Note 3(a)	3,863,646
Professional fees	83,746
Registration fees	70,943
Directors’ fees and expenses—Note 3(d)	49,130
Custodian fees—Note 3(c)	45,458
Shareholder servicing costs—Note 3(c)	37,237
Prospectus and shareholders’ reports	13,918
Loan commitment fees—Note 2	11,852
Distribution fees—Note 3(b)	2,638
Miscellaneous	27,404
Total Expenses	4,205,972
Less—reduction in expenses due to undertaking—Note 3(a)	(732)
Less—reduction in fees due to earnings credits—Note 3(c)	(1,214)
Net Expenses	4,204,026
Investment Income—Net	4,687,371
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	25,255,026
Net unrealized appreciation (depreciation) on investments	93,078,109
Net Realized and Unrealized Gain (Loss) on Investments	118,333,135
Net Increase in Net Assets Resulting from Operations	123,020,506

See notes to financial statements.

15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
Operations ($):
Investment income—net	4,687,371	4,845,199
Net realized gain (loss) on investments	25,255,026	9,438,412
Net unrealized appreciation (depreciation) on investments	93,078,109	36,496,014
Net Increase (Decrease) in Net Assets Resulting from Operations	123,020,506	50,779,625
Distributions to Shareholders from ($):
Investment income—net:
Class A	(20,075)	(21,369)
Class I	(340,409)	(358,085)
Class Y	(4,185,593)	(4,446,644)
Net realized gain on investments:
Class A	(138,146)	(36,884)
Class C	(9,394)	(5,272)
Class I	(1,607,334)	(437,802)
Class Y	(17,482,737)	(5,051,772)
Total Distributions	(23,783,688)	(10,357,828)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,746,481	387,437
Class C	18,650	65,621
Class I	16,281,967	20,879,462
Class Y	72,723,252	441,271,164
Distributions reinvested:
Class A	138,312	48,411
Class C	5,672	3,654
Class I	1,800,874	703,323
Class Y	9,273,135	3,267,563
Cost of shares redeemed:
Class A	(1,499,782)	(552,001)
Class C	(310,327)	(175,770)
Class I	(16,099,990)	(407,748,003)
Class Y	(66,580,490)	(67,247,740)
Increase (Decrease) in Net Assets from Capital Stock Transactions	17,497,754	(9,096,879)
Total Increase (Decrease) in Net Assets	116,734,572	31,324,918
Net Assets ($):
Beginning of Period	489,141,610	457,816,692
End of Period	605,876,182	489,141,610
Undistributed investment income—net	283,855	142,561

16

	Year Ended December 31,
	2017	2016
Capital Share Transactions (Shares):
Class Aa
Shares sold	92,637	23,790
Shares issued for distributions reinvested	6,896	2,821
Shares redeemed	(80,795)	(34,295)
Net Increase (Decrease) in Shares Outstanding	18,738	(7,684)
Class Ca
Shares sold	1,027	4,308
Shares issued for distributions reinvested	288	210
Shares redeemed	(16,262)	(10,719)
Net Increase (Decrease) in Shares Outstanding	(14,947)	(6,201)
Class Ib
Shares sold	856,112	1,310,386
Shares issued for distributions reinvested	85,313	38,922
Shares redeemed	(814,806)	(26,741,225)
Net Increase (Decrease) in Shares Outstanding	126,619	(25,391,917)
Class Yb
Shares sold	3,669,456	28,654,909
Shares issued for distributions reinvested	439,465	181,051
Shares redeemed	(3,375,678)	(3,963,320)
Net Increase (Decrease) in Shares Outstanding	733,243	24,872,640

[a] During the period ended December 31, 2017, 255 Class C shares representing $5,406 were automatically converted to 257 Class A shares.

[b] During the period ended December 31, 2017, 358,753 Class Y shares representing $7,030,740 were exchanged for 358,726 Class I shares and during the period ended December 31, 2016, 25,346,543 Class I shares representing $385,200,543 were exchanged for 25,346,547 Class Y shares.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	17.06	15.67	16.12	15.06	11.38
Investment Operations:
Investment income—net[a]	.10	.11	.12	.11	.11
Net realized and unrealized gain (loss) on investments	4.07	1.61	.27	1.33	3.69
Total from Investment Operations	4.17	1.72	.39	1.44	3.80
Distributions:
Dividends from investment income—net	(.10)	(.12)	(.11)	(.20)	(.12)
Dividends from net realized gain on investments	(.70)	(.21)	(.73)	(.18)	–
Total Distributions	(.80)	(.33)	(.84)	(.38)	(.12)
Net asset value, end of period	20.43	17.06	15.67	16.12	15.06
Total Return (%)[b]	24.55	10.93	2.55	9.58	33.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10	1.11	1.09	1.13	1.19
Ratio of net expenses to average net assets	1.09	1.10	1.09	1.11	1.13
Ratio of net investment income to average net assets	.52	.72	.69	.72	.81
Portfolio Turnover Rate	39.19	46.42	50.77	57.11	66.65
Net Assets, end of period ($ x 1,000)	4,220	3,204	3,064	2,262	1,501

a  Based on average shares outstanding.

b  Exclusive of sales charge.

See notes to financial statements.

18

	Year Ended December 31,
Class C Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	17.28	15.89	16.35	15.22	11.57
Investment Operations:
Investment income (loss)—net[a]	(.04)	(.01)	(.02)	(.00)[b]	.01
Net realized and unrealized gain (loss) on investments	4.12	1.61	.29	1.33	3.74
Total from Investment Operations	4.08	1.60	.27	1.33	3.75
Distributions:
Dividends from investment income—net	–	–	–	(.02)	(.10)
Dividends from net realized gain on investments	(.70)	(.21)	(.73)	(.18)	–
Total Distributions	(.70)	(.21)	(.73)	(.20)	(.10)
Net asset value, end of period	20.66	17.28	15.89	16.35	15.22
Total Return (%)[c]	23.71	10.03	1.76	8.74	32.57
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.98	1.95	1.93	2.05	2.03
Ratio of net expenses to average net assets	1.84	1.86	1.87	1.89	1.90
Ratio of net investment income (loss) to average net assets	(.23)	(.05)	(.11)	(.00)[d]	.07
Portfolio Turnover Rate	39.19	46.42	50.77	57.11	66.65
Net Assets, end of period ($ x 1,000)	227	449	511	515	287

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Amount represents less than .01%.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class I Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	17.96	16.48	16.92	15.81	11.95
Investment Operations:
Investment income—net[a]	.16	.18	.18	.17	.16
Net realized and unrealized gain (loss) on investments	4.30	1.68	.29	1.40	3.88
Total from Investment Operations	4.46	1.86	.47	1.57	4.04
Distributions:
Dividends from investment income—net	(.15)	(.17)	(.18)	(.28)	(.18)
Dividends from net realized gain on investments	(.70)	(.21)	(.73)	(.18)	–
Total Distributions	(.85)	(.38)	(.91)	(.46)	(.18)
Net asset value, end of period	21.57	17.96	16.48	16.92	15.81
Total Return (%)	24.95	11.23	2.91	9.95	34.12
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	.76	.75	.76	.78
Ratio of net expenses to average net assets	.79	.76	.75	.76	.78
Ratio of net investment income to average net assets	.82	1.17	1.03	1.05	1.14
Portfolio Turnover Rate	39.19	46.42	50.77	57.11	66.65
Net Assets, end of period ($ x 1,000)	49,475	38,922	454,240	448,585	382,652

a  Based on average shares outstanding.

See notes to financial statements.

20

	Year Ended December 31,
Class Y Shares	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	17.95	16.48	16.35
Investment Operations:
Investment income—net[b]	.17	.17	.05
Net realized and unrealized gain (loss) on investments	4.31	1.69	.98
Total from Investment Operations	4.48	1.86	1.03
Distributions:
Dividends from investment income—net	(.17)	(.18)	(.17)
Dividends from net realized gain on investments	(.70)	(.21)	(.73)
Total Distributions	(.87)	(.39)	(.90)
Net asset value, end of period	21.56	17.95	16.48
Total Return (%)	25.04	11.25	6.46[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	.76	.75[d]
Ratio of net expenses to average net assets	.76	.76	.75[d]
Ratio of net investment income to average net assets	.85	1.02	1.14[d]
Portfolio Turnover Rate	39.19	46.42	50.77
Net Assets, end of period ($ x 1,000)	551,954	446,567	1

a From October 1, 2015 (commencement of initial offering) to December 31, 2015.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Large Cap Equity Fund (the “fund”) is a separate diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek to provide long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund authorized 100 million Class T shares which resulted in the fund’s total authorized shares increased from 350 million to 450 million.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 450 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (100 million shares authorized), Class T (100 million shares authorized) and Class Y (100 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S.

22

generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

23

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

24

The following is a summary of the inputs used as of December 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	589,145,275	—	—	589,145,275
Equity Securities - Foreign Common Stocks†	13,802,302	—	—	13,802,302
Registered Investment Companies	7,423,025	—	—	7,423,025

†  See Statement of Investments for additional detailed categorizations.

At December 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the

25

NOTES TO FINANCIAL STATEMENTS (continued)

benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2017, The Bank of New York Mellon earned $2,737 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,270,912, undistributed capital gains $7,655,464 and unrealized appreciation $195,469,865.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2017 and December 31, 2016 were as

26

follows: ordinary income $8,437,147 and $4,826,098, and long-term capital gains $15,346,541 and $5,531,730, respectively.

NOTE 2―Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from January 1, 2017 through May 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .90% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $732 during the period ended December 31, 2017.

During the period ended December 31, 2017, the Distributor retained $3,688 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended December 31, 2017, Class C shares were charged $2,638 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports

27

NOTES TO FINANCIAL STATEMENTS (continued)

and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2017, Class A and Class C shares were charged $9,050 and $879, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2017, the fund was charged $14,515 for transfer agency services and $1,182 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $1,182.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2017, the fund was charged $45,458 pursuant to the custody agreement. These fees were partially offset by earnings credits of $32.

During the period ended December 31, 2017, the fund was charged $11,202 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $362,289, Distribution Plan fees $147, Shareholder Services Plan fees $932, custodian fees $14,242, Chief Compliance Officer fees $8,406 and transfer agency fees $5,009, which are offset against an expense reimbursement currently in effect in the amount of $43.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

28

NOTE 4―Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2017, amounted to $214,848,851 and $214,576,493, respectively.

At December 31, 2017, the cost of investments for federal income tax purposes was $414,900,737, accordingly, accumulated net unrealized appreciation on investments was $195,469,865, consisting of $198,735,361 gross unrealized appreciation and $3,265,496 gross unrealized depreciation.

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dreyfus Large Cap Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Large Cap Equity Fund (one of the series comprising Dreyfus Premier Investment Funds, Inc.) (the “Fund”), including the statements of investments and investments in affiliated issuers, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Dreyfus Large Cap Equity Fund at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
February 26, 2018

30

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 73.74% of the ordinary dividends paid during the fiscal year ended December 31, 2017 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2017, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $8,437,147 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns. Also, the fund hereby reports $.1402 per share as a long-term capital gain distribution paid on March 20, 2017 and the fund also reports $.1405 per share as a short-term capital gain distribution and $.4164 per share as a long-term capital gain distribution paid on December 19, 2017.

31

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 127

———————

Peggy C. Davis (74)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 46

———————

David P. Feldman (78)

Board Member (1991)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 32

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 54

———————

32

Ehud Houminer (77)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 54

———————

Lynn Martin (78)

Board Member (1994)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 32

———————

Robin A. Melvin (54)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 101

———————

33

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Dr. Martin Peretz (78)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 32

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Daniel Rose, Emeritus Board Member
Philip L. Toia, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

34

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 63 investment companies (comprised of 127 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

35

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (64 investment companies, comprised of 152 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 58 investment companies (comprised of 146 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

36

NOTES

37

For More Information

Dreyfus Large Cap Equity Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DLQAX Class C: DEYCX Class I: DLQIX Class Y: DLACX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6535AR1217

Dreyfus Large Cap Growth Fund

ANNUAL REPORT December 31, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Large Cap Growth Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Large Cap Growth Fund, covering the 12-month period from January 1, 2017 through December 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced modestly positive results during 2017. Financial markets early in the year were dominated by the inauguration of a new U.S. president, as equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies. U.S. and international stocks continued to rally in the spring as corporate earnings grew and global economic conditions improved. Later in the year, the passage of tax reform legislation fueled additional stock market gains.

Despite three short-term interest rate hikes and concerns early in the year that inflation might accelerate in a growing economy, bonds generally produced positive total returns in 2017. Corporate-backed securities and municipal bonds fared particularly well.

The markets’ strong performance last year was supported by solid underlying fundamentals, including sustained economic growth, a robust labor market, and low inflation. We currently expect these favorable conditions to persist in 2018, but we remain watchful for economic and political developments that could negatively impact the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
January 16, 2018

2

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2017 through December 31, 2017, as provided by Irene D. O’Neill, Lead Primary Portfolio Manager, and Thomas Lee, Primary Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended December 31, 2017, Dreyfus Large Cap Growth Fund’s Class A shares achieved a total return of 28.44%, Class C shares returned 27.56%, Class I shares returned 28.77%, and Class Y shares returned 28.77%.1 In comparison, the Russell 1000® Growth Index (the “Index”), the fund’s benchmark, produced a total return of 30.21% for the same period.2

Large-cap growth stocks gained considerable ground amid better-than-expected corporate earnings, improved economic conditions, and expectations of more stimulative U.S. government policies. The fund trailed the Index, mainly due to shortfalls in the health care, energy, and consumer discretionary sectors.

As of November 13, 2017, Thomas Lee became a primary portfolio manager for the fund.

The Fund’s Investment Approach

The fund seeks to provide long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large-capitalization companies (those with market capitalizations of $5 billion or more at the time of purchase).

The fund’s investment philosophy is based on the premise that earnings growth is the primary determinant of long-term stock appreciation. With this, we use an approach that combines top-down and bottom-up analysis, so stock selection and sector allocation are both factors in determining the fund’s holdings. Fundamental financial analysis is used to identify companies we believe offer one or more of the following characteristics: expected earnings growth rate exceeds market and industry trends; potential for positive earnings surprise relative to market expectations; positive operational or financial catalysts; attractive valuation based on growth prospects; and strong financial condition.

Rising Corporate Earnings Drove Markets Higher

Equity markets were reenergized in the weeks before the start of 2017 in anticipation of a new presidential administration’s more business-friendly policies, which were expected to stimulate greater economic growth. In early 2017, better-than-expected corporate earnings and encouraging global economic developments drove the Index to a series of new highs. Later in the year, the market continued to rise as investors looked forward to the passage of federal tax-reform legislation.

In addition, the market’s advance was supported by well-telegraphed shifts in monetary policy. Although rising interest rates historically have tended to undermine investor sentiment toward stocks, the Federal Reserve Board’s gradual approach to adopting a less accommodative monetary policy was received calmly by investors, who focused more on improving business conditions. In this environment, growth stocks substantially outperformed value-oriented stocks.

Security Selections Drove Relative Performance

Although the fund produced double-digit returns, its performance compared to that of the Index was constrained to a degree by some individual disappointments. Among pharmaceutical firms in the health care sector, Allergan encountered investor concerns regarding potential generic competition, TESARO trailed market averages when expected mergers-and-acquisitions activity did not materialize, and Celgene received disappointing results from clinical trials of a new product. Moreover, the fund held underweighted exposure to pharmaceutical developer AbbVie, which produced impressive returns. In the energy sector, Nabors Industries and Anadarko Petroleum were hurt by volatile oil prices. Consumer discretionary company Advance Auto Parts was undermined by sluggish industrywide demand trends.

3

DISCUSSION OF FUND PERFORMANCE (continued)

In contrast, the fund achieved strongly positive results across several other market sectors. Most notably, relative performance in the information technology sector was bolstered by companies benefiting from positive secular trends. Semiconductor companies Micron Technology, Broadcom, Taiwan Semiconductor Manufacturing, Lam Research, and NVIDIA responded positively to robust demand for new technologies in a consolidating industry. Internet services providers Facebook and Alphabet achieved strong earnings stemming from organic growth. Software developers Adobe Systems, Splunk, salesforce.com and Electronic Arts successfully transitioned to an Internet-based distribution model. In addition, the fund successfully avoided many of the sector’s weaker communications equipment manufacturers and IT services providers.

The fund fared well in the consumer staples sector due to underweighted positions in food and drug retailers and an emphasis on better performers such as Constellation Brands and Monster Beverage. In the industrials sector, the fund held no exposure to lagging conglomerate General Electric. Instead, the fund emphasized aircraft manufacturer Boeing, which ramped up production of new airliners, and engineered products maker Roper Technologies, which saw a recovery in its industrial businesses. In addition, Illinois Tool Works reported solid financial results after restructuring its operations.

Positioned for Continued Growth

We are optimistic that the U.S. economy will continue to expand in 2018, and that corporate earnings will continue to grow. However, in the wake of 2017’s robust stock market returns, market gains may be more modest over the months ahead. Therefore, we currently intend to maintain the fund’s focus on companies that we believe can deliver organic growth independent of economic developments. As of year-end, we have identified ample opportunities in the information technology sector and, to a lesser degree, the consumer discretionary, consumer staples and health care sectors. The fund holds underweighted exposure to the real estate, utilities, and telecommunication services sectors.

January 16, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on the redemption of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through May 1, 2018, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Large Cap Growth Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Russell 1000® Growth Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class C shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 9/13/08 (the inception date for Class C shares), not reflecting the applicable sales charges for Class A shares. The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Large Cap Growth Fund on 12/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 12/31/17
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	12/31/86	21.08%	15.78%	7.48%
without sales charge	12/31/86	28.44%	17.15%	8.11%
Class C shares
with applicable redemption charge†	9/13/08	26.56%	16.29%	7.51%††
without redemption	9/13/08	27.56%	16.29%	7.51%††
Class I shares	4/1/97	28.77%	17.47%	8.47%
Class Y shares	10/01/15	28.77%	17.47%††	8.47%††
Russell 1000® Growth Index		30.21%	17.33%	10.00%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class C shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 9/13/08 (the inception date for Class C shares), not reflecting the applicable sales charges for Class A shares. The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Large Cap Growth Fund from July 1, 2017 to December 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.15	$10.13	$4.81	$$4.81
Ending value (after expenses)	$1,120.10	$1,116.20	$1,122.00	$$1,122.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.85	$9.65	$4.58	$4.58
Ending value (after expenses)	$1,019.41	$1,015.63	$1,020.67	$1,020.67

† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class C, .90% for Class I and .90% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
December 31, 2017

Description	Shares		Value ($)
Common Stocks - 99.6%
Capital Goods - 12.1%
3M	4,456		1,048,809
Boeing	4,152		1,224,466
Honeywell International	6,653		1,020,304
Illinois Tool Works	6,708		1,119,230
Ingersoll-Rand	13,370		1,192,470
Lockheed Martin	2,004		643,384
Roper Technologies	2,944		762,496
			7,011,159
Consumer Durables & Apparel - .6%
NIKE, Cl. B	5,729		358,349
Consumer Services - 3.9%
MGM Resorts International	21,650		722,893
Starbucks	11,708		672,390
Yum! Brands	10,444		852,335
			2,247,618
Diversified Financials - 2.3%
Charles Schwab	17,717		910,122
Invesco	11,894		434,607
			1,344,729
Energy - 1.2%
RSP Permian	17,070	[a]	694,408
Food & Staples Retailing - 1.5%
Costco Wholesale	4,642		863,969
Food, Beverage & Tobacco - 5.0%
Altria Group	4,586		327,486
Constellation Brands, Cl. A	4,014		917,480
Mondelez International, Cl. A	12,998		556,314
Monster Beverage	10,609	[a]	671,444
Philip Morris International	4,186		442,251
			2,914,975
Health Care Equipment & Services - 5.6%
Align Technology	3,800	[a]	844,322
Express Scripts Holding	4,900	[a]	365,736
Hill-Rom Holdings	7,080		596,773
UnitedHealth Group	6,537		1,441,147
			3,247,978
Household & Personal Products - 1.3%
Colgate-Palmolive	9,694		731,412
Materials - 3.7%
Celanese, Ser. A	9,619		1,030,002

8

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Materials - 3.7% (continued)
FMC	11,482		1,086,886
			2,116,888
Media - 4.8%
Comcast, Cl. A	34,517		1,382,406
Twenty-First Century Fox, Cl. A	17,445		602,376
Walt Disney	7,532		809,765
			2,794,547
Pharmaceuticals, Biotechnology & Life Sciences - 8.2%
AbbVie	8,970		867,489
Agilent Technologies	10,714		717,517
Alexion Pharmaceuticals	2,810	[a]	336,048
Allergan	1,304		213,308
Biogen	923	[a]	294,040
Bristol-Myers Squibb	7,384		452,492
Celgene	4,599	[a]	479,952
Clovis Oncology	20	[a]	1,360
Eli Lilly & Co.	4,282		361,658
Gilead Sciences	4,304		308,339
Incyte	2,080	[a]	196,997
Johnson & Johnson	1,015		141,816
Vertex Pharmaceuticals	2,374	[a]	355,768
			4,726,784
Real Estate - 1.1%
Equinix	1,451	[b]	657,622
Retailing - 9.9%
Amazon.com	2,350	[a]	2,748,254
Lowe's	8,804		818,244
Netflix	4,953	[a]	950,778
Priceline Group	297	[a]	516,109
The TJX Companies	9,313		712,072
			5,745,457
Semiconductors & Semiconductor Equipment - 9.5%
Analog Devices	10,255		913,003
Broadcom	3,192		820,025
Lam Research	5,617		1,033,921
Micron Technology	5,807	[a]	238,784
NVIDIA	10,084		1,951,254
Taiwan Semiconductor Manufacturing, ADR	14,469		573,696
			5,530,683
Software & Services - 21.9%
Adobe Systems	7,409	[a]	1,298,353
Alphabet, Cl. A	2,775	[a]	2,923,185

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Software & Services - 21.9% (continued)
Black Knight	8,620	[a]	380,573
Electronic Arts	6,640	[a]	697,598
Facebook, Cl. A	12,812	[a]	2,260,805
Microsoft	17,821		1,524,408
salesforce.com	11,825	[a]	1,208,870
Splunk	12,371	[a,c]	1,024,814
Visa, Cl. A	12,341	[c]	1,407,121
			12,725,727
Technology Hardware & Equipment - 6.1%
Apple	17,502		2,961,863
Corning	18,120		579,659
			3,541,522
Telecommunication Services - .9%
T-Mobile US	7,940	[a]	504,269
Total Common Stocks (cost $36,797,393)			57,758,096

Other Investment - .4%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $259,616)	259,616	[d]	259,616
Total Investments (cost $37,057,009)	100.0%		58,017,712
Liabilities, Less Cash and Receivables	.0%		(16,724)
Net Assets	100.0%		58,000,988

ADR—American Depository Receipt

aNon-income producing security.

bInvestment in real estate investment trust.

cSecurity, or portion thereof, on loan. At December 31, 2017, the value of the fund’s securities on loan was $1,389,467 and the value of the collateral held by the fund was $1,421,181, consisting of U.S. Government & Agency securities.

dInvestment in affiliated money market mutual fund.

10

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	21.9
Capital Goods	12.1
Retailing	9.9
Semiconductors & Semiconductor Equipment	9.5
Pharmaceuticals, Biotechnology & Life Sciences	8.2
Technology Hardware & Equipment	6.1
Health Care Equipment & Services	5.6
Food, Beverage & Tobacco	5.0
Media	4.8
Consumer Services	3.9
Materials	3.7
Diversified Financials	2.3
Food & Staples Retailing	1.5
Household & Personal Products	1.3
Energy	1.2
Real Estate	1.1
Telecommunication Services	.9
Consumer Durables & Apparel	.6
Money Market Investment	.4
100.0

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 12/31/16 ($)	Purchases ($)	Sales ($)	Value 12/31/17 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	394,752	11,987,476	12,122,612	259,616.4		3,469
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	573,511	13,430,559	14,004,070	-	-	-
Total	968,263	25,418,035	26,126,682	259,616.4		3,469

12

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,389,467)—Note 1(b):
Unaffiliated issuers	36,797,393	57,758,096
Affiliated issuers	259,616	259,616
Cash		15,636
Dividends and securities lending income receivable		28,686
Receivable for shares of Common Stock subscribed		20,429
Prepaid expenses		17,001
		58,099,464
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		44,544
Payable for shares of Common Stock redeemed		2,351
Accrued expenses		51,581
		98,476
Net Assets ($)		58,000,988
Composition of Net Assets ($):
Paid-in capital		36,849,074
Accumulated undistributed investment income—net		33,667
Accumulated net realized gain (loss) on investments		157,544
Accumulated net unrealized appreciation (depreciation) on investments		20,960,703
Net Assets ($)		58,000,988

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	10,748,982	2,077,790	27,018,896	18,155,320
Shares Outstanding	905,273	182,109	2,207,927	1,483,547
Net Asset Value Per Share ($)	11.87	11.41	12.24	12.24

See notes to financial statements.

13

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income ($):
Income:
Cash dividends (net of $2,888 foreign taxes withheld at source):
Unaffiliated issuers	632,151
Affiliated issuers	3,469
Income from securities lending—Note 1(b)	1,544
Total Income	637,164
Expenses:
Management fee—Note 3(a)	346,703
Professional fees	61,312
Registration fees	60,152
Shareholder servicing costs—Note 3(c)	56,590
Custodian fees—Note 3(c)	22,214
Distribution fees—Note 3(b)	14,099
Prospectus and shareholders’ reports	6,911
Directors’ fees and expenses—Note 3(d)	4,387
Loan commitment fees—Note 2	780
Miscellaneous	22,028
Total Expenses	595,176
Less—reduction in expenses due to undertaking—Note 3(a)	(108,798)
Less—reduction in fees due to earnings credits—Note 3(c)	(740)
Net Expenses	485,638
Investment Income—Net	151,526
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,109,092
Net unrealized appreciation (depreciation) on investments	9,839,171
Net Realized and Unrealized Gain (Loss) on Investments	11,948,263
Net Increase in Net Assets Resulting from Operations	12,099,789

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
Operations ($):
Investment income—net	151,526	224,018
Net realized gain (loss) on investments	2,109,092	553,952
Net unrealized appreciation (depreciation) on investments	9,839,171	1,819,107
Net Increase (Decrease) in Net Assets Resulting from Operations	12,099,789	2,597,077
Distributions to Shareholders from ($):
Investment income—net:
Class A	(16,621)	(56,611)
Class I	(62,702)	(86,019)
Class Y	(42,116)	(89,604)
Net realized gain on investments:
Class A	(331,983)	-
Class C	(66,585)	-
Class I	(820,528)	-
Class Y	(551,134)	-
Total Distributions	(1,891,669)	(232,234)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	4,852,635	1,591,409
Class C	760,281	144,638
Class I	13,392,906	3,912,389
Class Y	1,900,146	13,404,154
Distributions reinvested:
Class A	318,631	50,491
Class C	39,845	-
Class I	861,359	82,690
Class Y	379,368	307
Cost of shares redeemed:
Class A	(5,600,313)	(9,427,108)
Class C	(588,476)	(866,192)
Class I	(4,931,743)	(18,566,786)
Class Y	(1,350,512)	(1,585,191)
Increase (Decrease) in Net Assets from Capital Stock Transactions	10,034,127	(11,259,199)
Total Increase (Decrease) in Net Assets	20,242,247	(8,894,356)
Net Assets ($):
Beginning of Period	37,758,741	46,653,097
End of Period	58,000,988	37,758,741
Undistributed investment income—net	33,667	3,580

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2017	2016
Capital Share Transactions (Shares):
Class Aa
Shares sold	439,911	174,919
Shares issued for distributions reinvested	26,641	5,232
Shares redeemed	(546,698)	(1,024,270)
Net Increase (Decrease) in Shares Outstanding	(80,146)	(844,119)
Class Ca
Shares sold	72,296	16,303
Shares issued for distributions reinvested	3,465	-
Shares redeemed	(54,472)	(99,601)
Net Increase (Decrease) in Shares Outstanding	21,289	(83,298)
Class Ib
Shares sold	1,227,790	415,381
Shares issued for distributions reinvested	69,859	8,356
Shares redeemed	(425,610)	(2,125,734)
Net Increase (Decrease) in Shares Outstanding	872,039	(1,701,997)
Class Yb
Shares sold	169,401	1,572,750
Shares issued for distributions reinvested	30,768	31
Shares redeemed	(117,470)	(172,047)
Net Increase (Decrease) in Shares Outstanding	82,699	1,400,734

[a] During the period ended December 31, 2017, 906 Class C shares representing $10,742 were automatically converted to 871 Class A shares.
[b] During the period ended December 31, 2016, 1,483,233 Class I shares representing $12,590,674 were exchanged for 1,483,233 Class Y shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	9.55	9.00	8.84	8.96	7.44
Investment Operations:
Investment income—net[a]	.01	.04	.03	.01	.02
Net realized and unrealized gain (loss) on investments	2.71	.57	.28	1.28	2.61
Total from Investment Operations	2.72	.61	.31	1.29	2.63
Distributions:
Dividends from investment income—net	(.02)	(.06)	(.04)	(.00)[b]	(.06)
Dividends from net realized gain on investments	(.38)	-	(.11)	(1.41)	(1.05)
Total Distributions	(.40)	(.06)	(.15)	(1.41)	(1.11)
Net asset value, end of period	11.87	9.55	9.00	8.84	8.96
Total Return (%)[c]	28.44	6.72	3.40	14.49	36.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.41	1.42	1.40	1.51	1.50
Ratio of net expenses to average net assets	1.15	1.15	1.15	1.15	1.19
Ratio of net investment income to average net assets	.12	.41	.37	.12	.29
Portfolio Turnover Rate	48.04	40.65	63.87	91.53	76.66
Net Assets, end of period ($ x 1,000)	10,749	9,410	16,467	6,878	1,906

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class C Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	9.24	8.73	8.60	8.82	7.34
Investment Operations:
Investment (loss)—net[a]	(.07)	(.03)	(.03)	(.05)	(.04)
Net realized and unrealized gain (loss) on investments	2.62	.54	.27	1.24	2.57
Total from Investment Operations	2.55	.51	.24	1.19	2.53
Distributions:
Dividends from net realized gain on investments	(.38)	-	(.11)	(1.41)	(1.05)
Net asset value, end of period	11.41	9.24	8.73	8.60	8.82
Total Return (%)[b]	27.56	5.84	2.71	13.66	34.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.16	2.21	2.20	2.29	2.31
Ratio of net expenses to average net assets	1.90	1.90	1.90	1.90	1.90
Ratio of net investment (loss) to average net assets	(.61)	(.34)	(.38)	(.60)	(.42)
Portfolio Turnover Rate	48.04	40.65	63.87	91.53	76.66
Net Assets, end of period ($ x 1,000)	2,078	1,486	2,130	1,635	315

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

18

	Year Ended December 31,
Class I Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	9.82	9.23	9.07	9.16	7.61
Investment Operations:
Investment income—net[a]	.04	.06	.06	.03	.05
Net realized and unrealized gain (loss) on investments	2.79	.59	.27	1.32	2.66
Total from Investment Operations	2.83	.65	.33	1.35	2.71
Distributions:
Dividends from investment income—net	(.03)	(.06)	(.06)	(.03)	(.11)
Dividends from net realized gain on investments	(.38)	-	(.11)	(1.41)	(1.05)
Total Distributions	(.41)	(.06)	(.17)	(1.44)	(1.16)
Net asset value, end of period	12.24	9.82	9.23	9.07	9.16
Total Return (%)	28.77	7.09	3.60	14.79	36.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.14	1.16	1.10	1.15	1.14
Ratio of net expenses to average net assets	.90	.90	.90	.90	.93
Ratio of net investment income to average net assets	.39	.65	.61	.32	.55
Portfolio Turnover Rate	48.04	40.65	63.87	91.53	76.66
Net Assets, end of period ($ x 1,000)	27,019	13,112	28,054	25,055	26,328

a Based on average shares outstanding.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class Y Shares	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	9.82	9.23	8.74
Investment Operations:
Investment income—net[b]	.04	.06	.02
Net realized and unrealized gain (loss) on investments	2.79	.59	.55
Total from Investment Operations	2.83	.65	.57
Distributions:
Dividends from investment income—net	(.03)	(.06)	(.05)
Dividends from net realized gain on investments	(.38)	-	(.03)
Total Distributions	(.41)	(.06)	(.08)
Net asset value, end of period	12.24	9.82	9.23
Total Return (%)	28.77	7.09	6.49[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07	1.10	2.36[d]
Ratio of net expenses to average net assets	.90	.90	.90[d]
Ratio of net investment income to average net assets	.39	.68	.69[d]
Portfolio Turnover Rate	48.04	40.65	63.87
Net Assets, end of period ($ x 1,000)	18,155	13,750	1

a From October 1, 2015 (commencement of initial offering) to December 31, 2015.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Large Cap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek to provide long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund authorized 100 million Class T shares which resulted in the fund’s total authorized shares increased from 350 million to 450 million.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 450 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (100 million shares authorized), Class T (100 million shares authorized) and Class Y (100 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

21

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

23

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of December 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	56,364,375	-	-	56,364,375
Equity Securities-Foreign Common Stocks†	1,393,721	-	-	1,393,721
Registered Investment Company	259,616	-	-	259,616

† See Statement of Investments for additional detailed categorizations.

At December 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

24

During the period ended December 31, 2017, The Bank of New York Mellon earned $282 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $89,040, undistributed capital gains $282,634 and unrealized appreciation $20,780,240.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2017 and December 31, 2016 were as follows: ordinary income $121,439 and $232,234, and long-term capital gains $1,770,230 and $0, respectively.

25

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from January 1, 2017 through May 1, 2018, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .90% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $108,798 during the period ended December 31, 2017.

During the period ended December 31, 2017, the Distributor retained $5,440 from commissions earned on sales of the fund’s Class A shares and $908 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended December 31, 2017, Class C shares were charged $14,099 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service

26

Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2017, Class A and Class C shares were charged $21,233 and $4,700, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2017, the fund was charged $7,227 for transfer agency services and $740 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $740.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2017, the fund was charged $22,214 pursuant to the custody agreement.

During the period ended December 31, 2017, the fund was charged $11,202 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $34,577, Distribution Plan fees $1,353, Shareholder Services Plan fees $2,697, custodian fees $5,733, Chief Compliance Officer fees $8,406 and transfer agency fees $3,949, which are offset against an expense reimbursement currently in effect in the amount of $12,171.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended December 31, 2017, amounted to $31,939,384 and $23,513,061, respectively.

At December 31, 2017, the cost of investments for federal income tax purposes was $37,237,472; accordingly, accumulated net unrealized appreciation on investments was $20,780,240, consisting of $21,035,082 gross unrealized appreciation and $254,842 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dreyfus Large Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Large Cap Growth Fund (one of the series comprising Dreyfus Premier Investment Funds, Inc.) (the “Fund”), including the statements of investments and investments in affiliated issuers, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Dreyfus Large Cap Growth Fund at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
February 26, 2018

29

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2017 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2017, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $121,439 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns. Also, the fund hereby reports $.3795 per share as a long-term capital gain distribution paid on December 19, 2017.

30

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 127

———————

Peggy C. Davis (74)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 46

———————

David P. Feldman (78)

Board Member (1991)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 32

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 54

———————

31

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Ehud Houminer (77)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 54

———————

Lynn Martin (78)

Board Member (1994)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 32

———————

Robin A. Melvin (54)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 101

———————

32

Dr. Martin Peretz (78)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 32

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Daniel Rose, Emeritus Board Member
Philip L. Toia, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

33

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 63 investment companies (comprised of 127 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

34

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (64 investment companies, comprised of 152 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 58 investment companies (comprised of 146 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

35

NOTES

36

NOTES

37

For More Information

Dreyfus Large Cap Growth Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DAPAX Class C: DGTCX Class I: DAPIX Class Y: DLCGX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6574AR1217

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $67,712 in 2016 and $69,404 in 2017.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $12,860 in 2016 and $18,629 in 2017. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $7,531 in 2016 and $7,006 in 2017. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $242 in 2016 and $328 in 2017. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2)  Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $17,871,092 in 2016 and $31,379,272 in 2017.

Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.            Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.            Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.            Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.            Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Investment Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 22, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    February 22, 2018

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)